SECURITIES PURCHASE AGREEMENT

THIS SECURITIES PURCHASE AGREEMENT (this “Agreement”), is dated as of October 15, 2012 (the “Effective Date”), by and among Plures Technologies, Inc., a publicly reporting corporation organized under the laws of the State of Delaware (the “Borrower” or “Company”), the subscribers identified on the signature page hereto as listed on Schedule A annexed hereto (each a “Subscriber” and collectively “Subscribers”) and RENN Capital Group, Inc., as collateral agent for the Subscribers.

R E C I T A L S

A.           The Company and the Subscribers are executing and delivering this Agreement in reliance upon an exemption from securities registration afforded by the provisions of Section 4(2), Section 4(6) and/or Regulation D (“Regulation D”) as promulgated by the United States Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “1933 Act”).

B.           The Company desires to raise capital by sale to the Subscribers of (i) up to $2,500,000 of 2% Secured Convertible Promissory Notes substantially in the form as annexed hereto as Exhibit A (each, a “Note”) at face value (the “Purchase Price”) based on the principal amount of Note acquired by such Subscriber (the “Principal Amount”), which Note matures on the Fifty Four (54) month anniversary of the date of issuance (subject to acceleration) and is voluntarily convertible into shares of the Company’s Common Stock, $.001 par value (the “Common Stock” and, the shares issuable upon conversion of the Notes, are sometimes referred to herein as the “Conversion Shares”) at an initial per share conversion price of $3.00 per share (the “Conversion Price”) and (ii) Common Stock Purchase Warrants exercisable for four (4) years from the date of issuance at $0.01 per share, for such number of shares as equals the initial number of Common Stock into which the Notes are convertible (the “Warrant Shares”) substantially in the form as annexed hereto as Exhibit B (the “Warrant”).  The Notes, and shares of Common Stock issuable upon conversion of the Notes (the “Conversion Shares”), the Warrants and the Warrant Shares are sometimes collectively referred to herein as the “Securities”; and

C.           As a further inducement to Subscribers to invest in the Notes and Warrants, and among other representations, warranties, covenants or benefits provided, the Company and its Subsidiaries (as hereinafter defined) have each agreed to provide Subscribers with a security interest in all of their respective assets, which interest shall be senior to all other security interests of the Company other than that certain senior, first priority security interest in all assets of Advanced Microsensors Corporation, a New York corporation and wholly owned subsidiary of the Company (“AMS”) (excluding any intellectual property)  in favor of the Massachusetts Development Finance Agency (the “MDFA Lien”) and, the Subsidiaries have each agreed to guarantee, jointly and severally, repayment of the Notes; and

D.            In order to perfect the liens granted by the Company and each subsidiary and to effectuate the Subsidiary guarantees in favor of Subscribers (i) each of: Plures Holdings, Inc., a Delaware corporation  and wholly owned subsidiary of the Company (“Plures Holdings”), Advanced MicroSensors Corporation, a New York corporation and wholly owned subsidiary of the Company, AMS, and 95% owned subsidiary of Plures Holdings and  Magnetic Sense, Inc., a Delaware corporation (“MSI” and, together with Plures Holdings and AMS, the “Subsidiaries” and each, a “Subsidiary”) have executed a Guaranty Agreement in favor of Agent (as hereinafter defined) on behalf of the Subscribers substantially in the form as annexed hereto as Exhibit C (each, a “Subsidiary Guaranty”), jointly and severally guaranteeing all of the Company’s obligations under the Note, (ii) the Company has agreed to grant a security interest and pledge, in favor of Collateral Agent on behalf of the Subscribers as secured parties, with respect to its assets (subject to the MDFA Lien) and all of the shares of Plures Holdings (the “Plures Holdings Pledge”) and of MSI (the “MSI Pledge”), and Plures Holdings has agreed to pledge all of the shares it owns of AMS (the “AMS Pledge”), each in accordance with the form of Pledge and Security Agreement in the form annexed hereto as Exhibit D (the “Security Agreement” and, together with the together with this Agreement, the Notes, the Guaranty agreement executed by the Company and each subsidiary, as the case may be, being collectively referred to herein as the “Transaction Documents”)

WHEREAS, Subscribers understand that there is a great deal of risk, illiquidity and uncertainty in the purchase of the Securities herein and that no assurance can be made that the Company will raise the substantial additional capital needed or that it will complete its business plans or, if completed, that it will be successful in doing so and, have already, in good faith, submitted funds to the Company;

WHEREAS, the Subscribers have agreed, as secured lenders, to appoint RENN Capital Group, Inc. or its successor as Collateral Agent (the “Agent”) for the Subscribers as secured parties under the Security Agreements, Pledges and Subsidiary Guaranty.

NOW, THEREFORE, in consideration of the mutual covenants and other agreements contained in this Agreement the Company and the Subscribers hereby agree as follows:

1.           Date and Time.

(a)  Closing. The sale of Notes and Warrants will take place in one or more closings (each, a “Closing” and, each date a Closing occurs being referred to as a “Closing Date”), subject to the satisfaction of all the parties hereto of their obligations herein, at the sole discretion of the Company, provided that the Company and its Subsidiaries have duly executed and delivered all of the Transaction Documents to which they are a party and have satisfied all other obligations herein and therein.   There is no minimum offering amount and funds reflecting an investment of $2,500,000 of Notes and 833,333 Warrants have already been forwarded to the Company pending this Agreement and issuance of the Notes.  The Closings shall take place on the date hereof or prior to December 15, 2012, unless otherwise extended by the Company up to a maximum of 60 days (the “Termination Date”) without notice to Subscriber. Schedule A shall be amended from time to time until such time as the maximum amount of Notes and Warrants has been sold.

(b)           No Escrow Agent.    There is no escrow agent in this offering and moneys will not be held in any segregated or secured account pending acceptance or rejection.  Accordingly, there is also no minimum offering amount and funds reflecting the Purchase Price are immediately available for use by the Company and susceptible to rights of third party creditors without protection.  The Company has agreed to issue the Notes and enter into this Agreement and all related agreements, or return funds to any Subscriber whose investment is not accepted.

2.           Closing/Ratio of Notes and Warrants.   Subject to the satisfaction or waiver of the terms and conditions of this Agreement, on the Closing Date, each Subscriber shall purchase and the Company shall sell to each Subscriber a Note in the Principal Amount designated on the signature page for such Subscriber hereto for the Purchase Price indicated thereon, and warrants to purchase such number of shares as equals the Principal Amount divided by three, rounded down to the nearest share.  There is no minimum per subscriber.  All references herein to purchase or sale of the Note shall be deemed to include, and intend, the Note and the Warrant.

3.           Acceptance of Appointment of Collateral Agent.   Each Subscriber hereby appoints RENN Capital Group Inc. to act as its Collateral Agent, in all respects on behalf of such Subscriber as a Secured Party under the Transaction Documents.  The Subscribers understand that they are authorizing and entrusting Agent with certain authority to act on their behalf, to hold and dispose of collateral on their behalf and to make certain decisions as provided herein and in the Transaction Documents.  Each Subscriber hereby waives any conflict of interest of Agent, as more fully provided below, and holds harmless Agent from any and all claims, liabilities and suits.  Subscriber understands that Agent may resign at any time.  The Company and each Subsidiary accepts the appointment of the foregoing Agent and hereby accepts the appointment of any successor agent appointed by the lenders from time to time in accordance with these Transaction Documents, provided that written notice to the Company is provided to it advising of such successor Agent, executed by holders of 70% or greater of outstanding Notes and interest.

4.           Subscriber Representations and Warranties.  In order to induce the Company to enter into this Agreement and the Transaction Agreements and to consummate the transactions contemplated hereby and thereby, each Subscriber hereby represents and warrants to and agrees with the Company and each Subsidiary only as to such Subscriber, as of the Effective Date and each Closing Date on which such Subscriber purchases a Note, that:

(a)           Organization and Standing of the Subscribers.  If such Subscriber is an entity, such Subscriber is a corporation, partnership or other entity duly incorporated or organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization.

(b)           Authorization and Power.  Such Subscriber has the requisite power and authority or capacity, as the case may be, to enter into and perform this Agreement and to purchase the Notes being sold to it hereunder, and to appoint Agent as collateral agent on its behalf.

(c)           Information on Company.   Such Subscriber has been furnished with or has been provided with copies of the Company’s audited balance sheets, statements of income and statements of cash flows for each calendar quarter during the period commencing on January 1st. 2011 and ending on December 31st. 2011 and of the year ended December 31, 2010 as provided on the Securities and Exchange Commission’s (the “SEC”) EDGAR database, of the Quarterly Report for the fiscal quarters ended March 31, 2012 and June 30, 2012 as filed through EDGAR and to the Schedule 14C filed through EDGAR, and all Current Reports on Form 10-K and Form 8-K (hereinafter referred to collectively as the “Reports” which Reports are part of, and are incorporated by reference by Company herein).

(e)           Information on Subscriber.  Such Subscriber is, an “accredited investor”, as such term is defined in Regulation D promulgated by the Commission under the 1933 Act, is experienced in investments and business matters, has made investments of a speculative nature and has purchased securities of United States and non-U.S. publicly-owned companies in private placements in the past and, with its representatives, has such knowledge and experience in financial, tax and other business matters as to enable such Subscriber to utilize the information made available by the Company to evaluate the merits and risks of and to make an informed investment decision with respect to the proposed purchase, which represents a speculative investment.

(f)           Purchase of Notes and Warrants.  On such Closing Date, such Subscriber will purchase the Notes and Warrants as principal for its own account, not as a nominee or agent, for investment only and not with a view toward, or for resale in connection with, the public sale or any distribution thereof and such Subscriber has no present intention of selling, granting any participation in or otherwise distributing the same. Subscriber has subscribed for, and agrees to purchase on the terms herein, for such Principal Amount of Notes and such number of Warrants as set forth on the signature pgae hereto for such Subscriber, as reflected on Schedule A.

(g)           Shares Legend.  The Securities (including any Conversion Shares, the Warrant and Warrant Shares) shall bear substantially the following or similar legend:

“NEITHER THE ISSUANCE OF THIS SECURITY NOR THE UNDERLYING SHARES OF COMMON STOCK HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AS AMENDED (THE “ACT”). THIS SECURITY HAS BEEN ACQUIRED FOR INVESTMENT PURPOSES ONLY AND MAY NOT BE TRANSFERRED UNTIL (i) A REGISTRATION STATEMENT UNDER THE ACT SHALL HAVE BECOME EFFECTIVE WITH RESPECT THERETO OR (ii) RECEIPT BY THE COMPANY OF AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY TO THE EFFECT THAT REGISTRATION UNDER THE ACT IS NOT REQUIRED IN CONNECTION WITH SUCH PROPOSED TRANSFER NOR IS IN VIOLATION OF ANY APPLICABLE STATE SECURITIES LAWS.  THIS LEGEND SHALL BE ENDORSED UPON ANY NOTE ISSUED IN EXCHANGE FOR THIS NOTE. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.”

(h)           Representative of Note holders; Waivers of Conflict of Interest.   Subscriber understands that it is entrusting certain decision making on its behalf to Agent or holders of a majority of Notes as more fully provided therein.  Subscriber understands that Agent, and or one or more of its affiliates and other noteholders and their affiliates, may be officers, directors, or affiliates of the Borrower, or may represent Borrower in one or more capacities as counsel.  Subscriber hereby states that (i) it has reviewed and understands the risks and conflicts relating thereto and that (ii) it hereby forever waives any conflict of interest interposed as a result of such affiliations of Agent or of other Note holders whose interests may not be aligned with Note holders that are not otherwise affiliated with the Borrower.  Each Subscriber advises that it understands the nature of the conflict and that it has sought the advice of its own counsel in connection herewith.

(i)            Other Risks; Need for Additional Capital.  The Subscribers understand that an investment in the Company involves a significant amount of risk and illiquidity, including risk of loss of one’s entire investmen and, among other things, that the Company is in need of substantial additional capital even after closing of this financing.

(j)           Permitted Transfers.   Notwithstanding anything to the contrary contained in this Agreement, such Subscriber may transfer (without restriction, without the consent of the Company and without the need for an opinion of counsel) the Securities to its Affiliates (as defined below) provided that each such Affiliate is an “accredited investor” under Regulation D, such Affiliate agrees to be bound by the terms and conditions of this Agreement, and written notice of such transfer is provided the Company within ten (10) business days of said transfer. For the purposes of this Agreement, an “Affiliate” of any person or entity means any other person or entity directly or indirectly controlling, controlled by or under direct or indirect common control with such person or entity.  With respect to the Company, Affiliate includes each Subsidiary (as defined below) of the Company.  For purposes of this definition, “control” means the power to direct the management and policies of such person or firm, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise.

5.           Company Representations and Warranties.  The Company represents and warrants to  Subscriber and agrees with each Subscriber, as of the Effective Date and each Closing Date (except to the extent a different date is specified in this Section 5) that:

(a)           Due Incorporation.  The Company is a corporation or other entity duly incorporated or organized, validly existing and in good standing under the laws of the jurisdiction of the State of Delaware and has the requisite corporate power to own its properties and to carry on its business as presently conducted.  The Subsidiaries are each incorporated in the jurisdictions set forth in the recitals above.  The Company and each Subsidiary are duly qualified as a foreign corporation to do business and are in good standing in each jurisdiction where the nature of the business conducted or property owned by it makes such qualification necessary, other than those jurisdictions in which the failure to so qualify would not have a Material Adverse Effect.  For purposes of this Agreement, a “Material Adverse Effect” shall mean a material adverse effect on the financial condition, results of operations, prospects, properties or business of the Company and its Subsidiaries taken as a whole.  The Company does not have any wholly owned or partially owned subsidiaries other than the Subsidiaries or parent companies, or other entities that it operates through or with for its business generally except as set forth herein.

(b)           Outstanding Stock.  All issued and outstanding shares of capital stock of the Company and of each Subsidiary, have been duly authorized and validly issued and are fully paid and non-assessable.  At each Closing, and other than Conversion Shares or Notes issued herein, there are 1,375,000 shares of Series A preferred Stock and 4,780,526 shares of Common Stock issued and outstanding. The Company’s capitalization is, substantially as provided in the SEC Reports.

(c)           Authority; Enforceability.  This Agreement, the Note, the Warrants, the the Security Agreement, the Subsidiary Guaranty, and any other agreements delivered together with this Agreement or in connection herewith (collectively “Transaction Documents”) have been duly authorized, executed and delivered by the Company and / or its Subsidiaries (as applicable) and are valid and binding agreements of the Company or respective Subsidiary, as the case may be, enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights generally and to general principles of equity.  The Company has full corporate power and authority necessary to enter into and deliver the Transaction Documents and to perform its obligations thereunder.  Company further warrants and represents that (i) it has assessed with its counsel and advisors all of the fees, interests and costs associated with this Note and the Warrants and, the actual annual percentage rate and related costs of issuance of the Note and, (ii) it has determined that each of the Transaction Documents is fully enforceable as against the Company in all respects and reasonable, without counterclaim, defense or set off or deduction.  Company acknowledges and understand that, among other things, Subscriber have each relied on and continue to rely on such representations, among other representations, in making an investment hereby.

(d)           Additional Issuances.  There are no outstanding agreements or preemptive or similar rights affecting the Company’s Common Stock, preferred stock or equity and no outstanding rights, warrants or options to acquire, or debt equity or other instruments or derivatives convertible into or exchangeable for, or agreements or understandings with respect to the sale or issuance of any shares of Common Stock or equity of the Company or any Subsidiary (if any) or other equity interest in the Company after the date of the Reports before or existing on Closing Date (other than pursuant to this Agreement and the Transaction Documents) of Company except as described in the Reports.  The Common Stock, preferred stock, options and derivative securities of the Company on a fully diluted basis outstanding as of the last Business Day preceding the first Closing Date is set forth on Schedule 5(d).  Plures Holdings has 1,000,000 shares authorized with 100 shares outstanding all of which are issued in the name of, and held by the Company (the “Plures Shares”).  AMS has 250,000 shares of Commonm Stock and 50,000,000 shares of preferred stock authorized and100,000 shares of Common Stock outstanding of which 95,000 shares are held by Plures Holdings (the “AMS Shares”) with 5% of AMS (i.e. 5,000 shares of AMS) owned by third parties.  MSI has 100 shares outstanding, all of which are issued in the name of and held by the Company (the “MSI Shares” and, together with the Plures Shares and the AMS Shares are sometimes collectively referred to herein as the “Subsidiary Shares” or “Pledge Shares”).  None of the Subsidiaries have any preferred shares authorized or designated or any derivative securities outstanding which are convertible into or exchangeable or exercisable for any shares of the Subsidiaries or Company.  None of the Pledge Shares are encumbered or subject to any liens or encumbrances.  All of the Pledge Shares are duly authorized, validly issued fully paid and non assessable, by the respective entity holding said shares as provided above in this Section 5(d). There are no shares, securities, options, warrants, or rights to subscribe to, securities, rights or obligations convertible into or exchangeable for or giving any right to subscribe for any shares of capital stock of the Company or any of its Subsidiaries except as set forth on Schedule 5(d).

(e)           Consents.  No consent, approval, authorization or order of any court, governmental agency or body or arbitrator having jurisdiction over the Company, or any of its Affiliates or the Company’s shareholders is required for the execution by the Company of the Transaction Documents and compliance and performance by the Company of its obligations under the Transaction Documents, including, without limitation, the issuance and sale of the Securities except for from MDFA pursuant to the terms of that certain Loan Agreement between AMS and MDFA dated as of October 13, 2011 (the “MDFA Loan Agreement”). The Transaction Documents and the Company’s performance of its obligations thereunder have been unanimously approved by the Company’s Board of Directors.  Other than the filing of a Form D with the Commission and applicable state securities commissioners with respect to the offer and sale of the Securities (which filings will be made within the time prescribed by law), no consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any governmental authority, is required by the Company or any Affiliate of the Company in connection with the consummation of the transactions contemplated by this Agreement and the Transaction Documents, or the consummation of any of the other agreements, covenants or commitments of the Company or any Subsidiary contemplated by the other Transaction Documents, except as would not otherwise have a Material Adverse Effect. Any such qualifications and filings will, in the case of qualifications, be effective on the Closing and will, in the case of filings, be made within the time prescribed by law.  No consent of any third party is required to be obtained by the Company other than those consents necessary from MDFA pursuant to the terms of the MDFA Loan Agreement relating to subordination of Subscribers’ security interests to the MDFA Lien.

(f)           No Violation or Conflict.  Assuming the representations and warranties of the Subscribers in Section 4 are true and correct, neither the issuance and sale of the Securities, nor the performance of the Company’s or any Subsidiaries’ obligations under this Agreement, the Transaction Documents and all other agreements entered into by the Company or any Subsidiary relating thereto by the Company (or such Subsidiary) will:

(i)           violate, conflict with, result in a breach of, or constitute a default (or an event which with the giving of notice or the lapse of time or both would be reasonably likely to constitute a default) under (A) the articles or certificate of incorporation, charter or bylaws of the Company or of any Subsidiary, (B) to the Company’s Knowledge (as defined below), any decree, judgment, order, law, treaty, rule, usury or other lending limitation or rule, or other regulation or determination applicable to the Company of any court, governmental agency or body, or arbitrator having jurisdiction over the Company or over the properties or assets of the Company, and Subsidiary or any of their Affiliates, (C) the terms of any bond, debenture, note or any other evidence of indebtedness, or any agreement, stock option or other similar plan, indenture, lease, mortgage, deed of trust or other instrument to which the Company or any of its Affiliates is a party, by which the Company or any of its Affiliates is bound, or to which any of the properties of the Company or any of its Affiliates is subject, or (D) the terms of any “lock-up” or similar provision of any underwriting or similar agreement to which the Company, or any of its Affiliates is a party, except the violation, conflict, breach, or default of which would not have a Material Adverse Effect. For purposes of this Agreement, “Knowledge” shall mean the actual knowledge of the Company’s or any of its Subsidiary’s President and Chief Executive Officer, Chief Financial Officer or a member of the board of directors of the Company or a Subsidiary as of the Effective Date; or

(ii)           result in the creation or imposition of any lien, charge or encumbrance upon the Securities or any of the assets of the Company or any of its Affiliates except as described herein.

(g)           The Securities.  The Securities, upon issuance:

(i)           are, or will be, free and clear of any security interests, liens, claims or other encumbrances, subject to restrictions upon transfer under the 1933 Act and any applicable state securities laws;

(ii)           have been, or will be, duly and validly authorized and on the date of issuance of the Conversion Shares upon conversion of the Notes and/or issuance of the Warrant Shares on exercise of the Warrants, the Conversion Shares/and or Warrant Shares will be validly issued, fully paid and non-assessable;

(iii)           will not have been issued or sold in violation of any preemptive or other similar rights of the holders of any securities of the Company;

(iv)           will not subject the holders thereof to personal liability by reason of being such holders;

                (v)           assuming the representations warranties of the Subscribers as set forth in Section 4 hereof are true and correct, will not result in a violation of Section 5 under the 1933 Act, and

(h)           Litigation.  There is no pending or, to the Knowledge of the Company, threatened action, suit, proceeding or investigation before any court, governmental agency or body, or arbitrator having jurisdiction over the Company, or any of its Affiliates that would affect the execution by the Company or the performance by the Company of its obligations under the Transaction Documents.

(i)           Information Concerning Company. The Company has made available to each Purchaser through the SEC’s EDGAR system accurate and complete copies (excluding copies of exhibits) of each report, registration statement, and definitive proxy statement filed by the Borrower with the SEC.  All statements, reports, schedules, forms and other documents required to have been filed by the Company with the SEC have been so filed.  As of the time it was filed with the SEC (or, if amended or superseded by a filing prior to the date of this Agreement, then on the date of such filing): (i) each of the Reports complied in all material respects with the applicable requirements of the 1933 Act, or the Securities Exchange Act of 1934 (the “1934 Act”), as amended; and (ii) none of the Reports contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(j)           Stop Transfer.  The Company and Subsidiaries will not issue any stop transfer order or other order impeding the sale, resale or delivery of any of the Securities, except as may be required by any applicable federal or state securities laws and unless contemporaneous notice of such instruction is given to the affected Subscriber.

(k)           Defaults.   Neither the Company nor any Subsidiary is in violation of its articles of incorporation or bylaws.  Neither the Company nor any Subsidiary is (i) in default under or in violation of any other material agreement, license, lease, intellectual property assignment or lease, or other instrument to which it is a party or by which it or any of its properties are bound or affected, which default or violation would have a Material Adverse Effect, except for certain payments due under the lease for its premises, (ii) in default with respect to any order of any court, arbitrator or governmental body or subject to or party to any order of any court or governmental authority arising out of any action, suit or proceeding under any statute or other law respecting antitrust, monopoly, restraint of trade, unfair competition or similar matters, or (iii) in violation of any statute, rule or regulation of any governmental authority which violation would have a Material Adverse Effect.

 (l)           No Undisclosed Liabilities.  The Company has no liabilities or obligations which are material, individually or in the aggregate, other than those incurred in the ordinary course of the Company businesses since the end of the last period set forth in the Reports, and which, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect, except as disclosed in the Reports or on Schedule 5(o).

(m)           No Undisclosed Events or Circumstances.  Since December 31, 2010, no event or circumstance has occurred or exists with respect to the Company or its businesses, properties, operations or financial condition, that, under applicable law, rule or regulation, requires public disclosure or announcement prior to the date hereof by the Company but which has not been so publicly announced or disclosed

(n)           Intellectual Property.   The Company owns or possesses (or, can acquire on commercially reasonable terms) sufficient legal rights to all Company Intellectual Property (as defined below), without any known conflict with, or infringement of, the rights of others.  To the Company’s Knowledge, no product or service marketed or sold (or proposed to be marketed or sold) by the Company, violates or will violate any license, or infringes or will infringe any intellectual property rights of any other party.  Other than with respect to commercially available software products under standard end-user object code license agreements, the Company is not bound by or a party to any options, licenses, leases, assignments or agreements of any kind or liens or pledges of any kind, with respect to the patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information, proprietary rights and processes of any other Person except for a license agreement with Quantum Corporation.  The Company has not received any communications alleging that the Company has violated or, by conducting its business, would violate any of the patents, trademarks, service marks, tradenames, copyrights, trade secrets, mask works or other proprietary rights or processes of any other Person.  For purposes of this Agreement, the term “Company Intellectual Property” shall mean all patents, patent applications, trademarks, trademark applications, service marks, tradenames, copyrights, trade secrets, licenses, domain names, mask works, information and proprietary rights and processes as are necessary to the conduct of the Company’s business as now conducted.

(o)           Certain Transactions. Other than (i) as relates to this Agreement and the Transaction Documents (ii) standard employee benefits generally made available to all employees, (iii) the purchase of shares of the Company’s capital stock and the issuance of options to purchase Common Stock, in each instance, approved in the written minutes of the Board of Directors, and (iv) there are no agreements, understandings or proposed transactions between the Company and any of its officers, directors, consultants or key employees.  Except for representation by Ruskin Moscau Faltischek, P.C. of which a board member and officer is an employee.

 (p)           [Omitted.]

 (q)           Correctness of Representations.  The Company represents that the foregoing representations and warranties are true and correct as of the date hereof in all material respects, and, unless the Company otherwise notifies the Subscribers prior to each Closing Date, shall be true and correct in all material respects as of each Closing Date; provided, that, if such representation or warranty is made as of a different date in which case such representation or warranty shall be true as of such date.

(r)           Third Party Beneficiary. The Subscriber acknowledges that Agent for the Subscribers is a third party beneficiary to the covenants and warranties made hereby.

(s)           Survival.  The foregoing representations and warranties shall survive the Closing Date until the one-year anniversary of the date that the Notes are fully repaid or converted.

6.           Regulation D Offering.  The offer and issuance of the Securities to the Subscribers is being made pursuant to the exemption from the registration provisions of the 1933 Act afforded by Section 4(2) or Section 4(6) of the 1933 Act and/or Rule 506 of Regulation D promulgated thereunder.

7.           Certain Miscellaneous Closing Matters.

7.1.           Conversion of Note.

(a)           Upon the conversion of a Note or part thereof, the Company shall, at its own cost and expense, take all necessary action, including obtaining and delivering, an opinion of counsel to assure that the Company’s transfer agent shall issue stock certificates in the name of the converting Subscriber (or its permitted nominee) or such other persons as designated by Subscriber and in such denominations to be specified at conversion representing the number of shares of Common Stock issuable upon such conversion.  The Company warrants and covenants that no instructions other than these instructions have been or will be given to any transfer agent of the Company’s Common Stock and that the certificates representing such shares shall contain no legend other than the usual 1933 Act restriction from transfer legend.  In the event that the Shares are sold in a manner that complies with an exemption from registration, the Company will, to the extent such removal is permissible under applicable law as determined by the Company in its reasonable discretion (including, without limitation, based on the advice of the Company’s legal counsel), promptly instruct its counsel to issue to the transfer agent an opinion permitting removal of the legend indefinitely, provided that Subscriber delivers all reasonably requested representations in support of such opinion.

(b)           Pursuant to the terms of a Notice of Conversion and the Note, the Company shall (or, if a transfer agent is appointed, shall cause the transfer agent to) transmit the certificates representing the Shares to the holder of the Note by (i) issuing certificated shares to such holder, or (ii) if a transfer agent is appointed and the  holder so elects, by crediting the account of the holder’s designated broker with the Depository Trust Corporation (“DTC”) through its Deposit Withdrawal Agent Commission (“DWAC”) system within seven (7) business days after receipt by the Company of the Notice of Conversion (the “Delivery Date”).  In the case of the exercise of the conversion rights set forth herein, the conversion privilege shall be deemed to have been exercised and the Shares issuable upon such conversion shall be deemed to have been issued upon the date of receipt by the Company of the Notice of Conversion in accordance with the requirements of the Note. The holder of the Note shall be treated for all purposes as the beneficial holder of such Shares, or, in the case that Company delivers physical certificates as set forth below, the record holder of such Shares, unless the holder provides the Company written instructions to the contrary.  For avoidance of doubt, in the event that Shares cannot be delivered to the Holder via DWAC, (or, if no transfer agent is appointed) the Company shall deliver physical certificates representing the Shares by the Delivery Date to an address designated by the holder.

(c)           The Company understands that a delay in the delivery of the Conversion Shares in the form required pursuant to Section 7.1 hereof later than the Delivery Date could result in economic loss to the affected Subscriber.  In addition to other damages or remedies at law or in equity to which the converting Note holder may be entitled, in the event that the Company fails for any reason to effect delivery of the Conversion Shares within ten (10) business days after the Delivery Date, such Subscriber will be entitled to revoke all or part of the relevant Notice of Conversion by delivery of a written notice to such effect to the Company whereupon the Company and such Subscriber shall each be restored to their respective positions immediately prior to the delivery of such notice, except that the liquidated damages described above shall be payable through the date notice of revocation or rescission is given to the Company.

7.2.           Conditions Precedent to the Obligation of the Subscribers to Close and to Purchase the Notes.  The obligation hereunder of the Subscribers to purchase the Notes and Warrants and to consummate the transactions contemplated by this Agreement is subject to the satisfaction or waiver, at or before such Closing, of each of the conditions set forth below.  These conditions are for the Subscribers’ and Agent’s sole benefit and may be waived by the Subscribers and Agent at any time in their sole discretion.

                                (a)           Accuracy of the Company’s and Subscriber’s Representations and Warranties.  Each of the representations and warranties of the Company in this Agreement and the other Transaction Documents shall be true and correct in all material respects as of each Closing, except for representations and warranties that speak as of a particular date, which shall be true and correct in all material respects as of such date.

                                (b)           Performance by the Company and each Subsidiary.  The Company and each Subsidiary shall have executed and delivered, and duly authorized each of the Transaction Documents to which they are a party.  The Company and each Subsidiary shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement or the respective Transaction Document(s) to which it or they are a party, to be performed, satisfied or complied with by the Company or such Subsidiary at or prior to such Closing.

                                (c)           Confirmation of APR.  Company shall have provided a certificate, which may be consolidated with the Officer’s Certificate referenced below, calculating the costs of this offering and confirming that the APR does not exceed 24.5% or the maximum amount otherwise permissible by law.

                                (d)           No Injunction.  No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement.

                                (e)           No Proceedings or Litigation.  No action, suit or proceeding before any arbitrator or any governmental authority shall have been commenced, and no investigation by any governmental authority shall have been initiated, against the Company or any subsidiary, or any of the officers, directors or affiliates of the Company or any subsidiary seeking to restrain, prevent or change the transactions contemplated by this Agreement, or seeking damages in connection with such transactions.  .

                                (f)           Notes and Warrants.  At the Closing, the Company shall have delivered to the Subscribers the Notes and Warrants in such amounts and to such Subscribers as set forth on Schedule A hereto, along with all appropriate board resolutions or other necessary documentation in order to issue the Notes and Warrants in such denominations as each Subscriber may request.   The Company shall also deliver this Agreement, duly executed by the Company.  The Company and each Subsidiary shall have executed and delivered the Transaction Documents to which they are a party to the Subscriber and to Agent.

                                (g)           Secretary’s Certificate.  The Company  shall have delivered to the Subscribers a secretary’s certificate, dated as of the Closing Date, as to (i) the resolutions adopted by the Board of Directors approving the transactions contemplated hereby, (ii) the Company’s Certificate of Incorporation, (iii) the Bylaws, each as in effect at such Closing, and (iv) the authority and incumbency of the officers of the Company executing the Transaction Documents and any other documents required to be executed or delivered in connection therewith.

(h)           Officer’s Certificate. On the each Closing Date, the Company shall have delivered to the Subscribers a certificate signed by an executive officer on behalf of the Company, dated as of such Closing Date, confirming the accuracy of the Company’s representations, warranties, and covenants as of such initial Closing Date and confirming the compliance by the Company with the conditions precedent set forth in paragraphs (7.2.(b))-(7.2(e)) and (7.2(h)) as of such Closing (provided that, with respect to the matters in paragraphs (7.2(d)) and (7.2(e)) such confirmation shall be based on the knowledge of the executive officer after due inquiry).

                                (h)           Material Adverse Effect.  No Material Adverse Effect shall have occurred at or before such Closing Date.

                                  (i)           [Omitted.]

(j)  Subsidiary Guarantees.  At each Closing, Company shall deliver to Agent for the Subscribers, a Subsidiary Guaranty guaranteeing the Company’s obligations under each Note made by each of the Company’s Subsidiaries in favor of such Subscriber. The Company and each Subsidiary, as the case may be shall also deliver the UCC 1 Financing Statements naming the Agent as Secured Party on behalf of the Subscribers, uin such form as is satisfactory to the Agent, and stock certificates representing the Pledge Shares and stock powers in favor of Agent on behalf of the Subscribers, so as to enable Agent to perfect the Lien on said shares.

7.3.           Injunction Posting of Bond.  In the event a Subscriber shall elect to convert a Note or part thereof, the Company may not refuse conversion or exercise based on any claim that such Subscriber or anyone associated or affiliated with such Subscriber has been engaged in any violation of law, or for any other reason, unless, an injunction from a court, on notice, restraining and or enjoining conversion of all or part of such Note shall have been sought and obtained by the Company or at the Company’s request or with the Company’s assistance, and the Company has posted a surety bond for the benefit of such Subscriber in the amount of 120% of the outstanding principal and interest of the Note, or aggregate purchase price of the Shares which are sought to be subject to the injunction, which bond shall remain in effect until the completion of arbitration/litigation of the dispute and the proceeds of which shall be payable to such Subscriber to the extent Subscriber obtains judgment in Subscriber’s favor.

8.           Placement Agent/Due Diligence Fee/Legal Fees.

(a)                      Fees.   The parties acknowledge that there are no placement agents, finders or brokers fees owed or paid in connection with this financing, and that no services of a broker, finder or placement agent have been utilized.

9.           Covenants of the Company.  The Company covenants and agrees with the Subscribers as follows:

(a)           Commencing after the initial Closing and continuing for so long as any of the principal or interest on the Notes are outstanding, the Company may not take the following actions without consent of the Agent (regardless of whether such designee is holding a formal board seat, and, if no director designee is agreed to or appointed or then in office, then such decisions shall be made by a consent of the Majority of Note Holders) which consent shall be deemed final and binding and accepted by all Note holders subject to waiver at any time from the Agent:

(i)           make any loan or advance in excess of $15,000 to any person or entity more than once a year, including, without limitation, any employee or director, except, advances and similar expenditures (A) under terms of an employee stock or option plans approved by the Board of Directors and Agent or in effect prior to the date of first Closing, and (b) in the ordinary course of business, consistent with past practice;

(ii)           guarantee any indebtedness of any person;

(iii)           make any investment in securities other than US money market funds or FDIC insured CD accounts;

(iv)           incur any aggregate indebtedness in excess of $100,000 that is not already included in a Board-approved budget or that is part of the normal course of business, i.e. purchase of equipment or grant or permit to exist any liens or pledges other than Permitted Liens (as hereinafter defined)  as provided below unless the same is approved by the majority of the Board;
(v)           Omitted;

(vi)           Omitted;

(vii)           sell, assign, license, lease, transfer pledge or encumber material technology or intellectual property except in the ordinary course of business, consistent with past practice or allow the same to lapse or terminate for any reason;

(viii)           Omitted;

(ix)  liquidate, dissolve, wind up, merge or consolidate the Company (including a reverse merger or similar transaction) or  sell, lease, transfer, license or dispose of all or substantially all of the assets of the Company.

Notwithstanding the foregoing, the Company may take the foregoing actions in a financing where the Note holders will be repaid in full at the first closing of such financing.

(b)                      Agent. The Agent may resign at any time, or be removed or replaced at the discretion of holders of Notes holding greater than 70% of the principal outstanding (the “Majority of Note Holders”).  In the event of inability of Agent to act on any matter, or in the event that Agent desires to obtain consent on any matter or amendment from Note holders, then the Majority of Note Holders’ consent shall be required for such matter.

 (c)           Use of Proceeds.   The proceeds of the Offering will be employed by the Company for expenses of the Offering and thereafter for working capital.  The Purchase Price may not and will not be used for accrued and unpaid officer and director salaries, redemption of outstanding notes or equity instruments of the Company nor non-trade obligations outstanding on a Closing Date  other than as approved by the board’s disinterested members.  For so long as any Notes are outstanding, the Company will not redeem any equity instruments of the Company.

(d)           Reservation.  Prior to the Closing Date, and at all times thereafter, the Company shall have reserved, pro rata, on behalf of each holder of a Note, from its authorized but unissued Common Stock, 120% of the Conversion Shares initially underlying the Note shares of Common Stock necessaryso as  to allow each holder of a Note to be able to convert all such outstanding Notes and interest (if any).  Prior to the Closing Date, and at all times thereafter, the Company shall have reserved, pro rata on behalf of each holder of Warrants, from its authorized but unissued Common Stock, 366,667 shares of Common Stock necessary to allow each holder of Warrants to be able to exercise the same for Common Stock.  The Company agrees to immediately reserve additional shares as may be necessary from time to time, in the event of an adjustment to be made in accordance with the Note, or Warrant, as the case may be.

 (e)           Taxes.  For so long as any Notes are outstanding, the Company will promptly pay and discharge, or cause to be paid and discharged, when due and payable, all lawful taxes, assessments and governmental charges or levies imposed upon the income, profits, property or business of the Company; provided, however, that any such tax, assessment, charge or levy need not be paid if the validity thereof shall currently be contested in good faith by appropriate proceedings and if the Company shall have set aside on its books adequate reserves with respect thereto, and provided, further, that the Company will pay all such taxes, assessments, charges or levies forthwith upon the commencement of proceedings to foreclose any lien which may have attached as security therefore.

(f)           Insurance. For so long as any Notes are outstanding, the Company will keep its assets which are of an insurable character in the locations where they are situated, insured by financially sound and reputable insurers against loss or damage by fire, explosion and other risks customarily insured against by companies in the Company’s line of business; and the Company will maintain, with financially sound and reputable insurers, insurance against other hazards and risks and liability to persons and property to the extent and in the manner customary for companies in similar businesses similarly situated and to the extent available on commercially reasonable terms.

(g)           Books and Records. For so long as any Notes are outstanding, the Company will keep true records and books of account in which full, true and correct entries will be made of all dealings or transactions in relation to its business and affairs in accordance with generally accepted accounting principles applied on a consistent basis.

(h)           Governmental Authorities. For so long as any Notes are outstanding, the Company shall duly observe and conform in all material respects to all valid requirements of governmental authorities relating to the conduct of its business or to its properties or assets.

(i)           Intellectual Property.  For so long as any Notes are outstanding, the Company shall maintain in full force and effect its corporate existence, rights and franchises and all licenses and other rights to use intellectual property owned or possessed by it and reasonably deemed to be necessary to the conduct of its business, unless it is sold for value.

(j)           Properties. For so long as any Notes are outstanding, the Company will keep its properties in good repair, working order and condition, reasonable wear and tear excepted, and from time to time make all necessary and proper repairs, renewals, replacements, additions and improvements thereto; and the Company will at all times comply with each provision of all leases to which it is a party or under which it occupies property if the breach of such provision could reasonably be expected to have a Material Adverse Effect.

(k)           Filing of Reports. The Company shall, for so long as any Notes are outstanding, file timely all Reports that it is required to file pursuant to the Exchange Act from time to time, on a timely basis, subject only to duly notified extensions in accordance with Rule 12b-25 of the Exchange Act.

(l)           Negative Covenants.   So long as a Note is outstanding, without the consent of the Agent and the majority of the Note holders (in accordance with Section 12(h) hereof), the Company will not and will not permit any of its Subsidiaries to directly or indirectly, without consent of Agent:

(i)           create, incur, assume or suffer to exist any pledge, hypothecation, assignment, deposit arrangement, lien, charge, claim, security interest, security title, mortgage, security deed or deed of trust, easement or encumbrance, or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including any lease or title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, and the filing of, or agreement to give, any financing statement perfecting a security interest under the Uniform Commercial Code or comparable law of any jurisdiction) (each, a “Lien”) upon any of its property, whether now owned or hereafter acquired except for:  (a) Liens imposed by law for taxes that are not yet due or are being contested in good faith and for which adequate reserves have been established in accordance with generally accepted accounting principles; (b) carriers’, landlords’ warehousemen’s, mechanics’, material men’s, repairmen’s and other like Liens imposed by law, arising in the ordinary course of business and securing obligations that are not overdue by more than 60 days or that are being contested in good faith and by appropriate proceedings; (c) pledges and deposits made in the ordinary course of business in compliance with workers’ compensation, unemployment insurance and other social security laws or regulations; (d) deposits to secure the performance of bids, trade contracts, leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature, in each case in the ordinary course of business; (e) Liens created with respect to the financing of the purchase of property in the ordinary course of the Company’s business up to the amount of the purchase price of such property; (f) Liens created with respect to the financing or factoring of the Company’s accounts receivable; (g) easements, zoning restrictions, rights-of-way and similar encumbrances on real property imposed by law or arising in the ordinary course of business that do not secure any monetary obligations and do not materially detract from the value of the affected property; and (h) Liens disclosed on Schedule 9(l)(i) hereto (each of (a) through (h), a “Permitted Lien”);

                                                      (ii)           amend its articles of incorporation, bylaws or its charter documents so as to materially and adversely affect any rights of the Subscribers (an increase in the amount of authorized shares and an increase in the number of directors will not be deemed adverse to the rights of the Subscribers);

                (iii)           repay, repurchase or offer to repay, repurchase or otherwise acquire or make any dividend or distribution in respect of any of its Common Stock, preferred stock, or other equity securities other than to the extent permitted or required under this Agreement or the other Transaction Documents.

(m)           Seniority.  Until the Notes are fully repaid or converted, the Company shall not grant nor allow any security interest to be taken in the assets of the Company or any subsidiary; nor issue any debt, equity or other instrument which would give the holder thereof directly or indirectly, a right in any assets of the Company or any subsidiary, superior to any right of the holder of a Note in or to such assets except for the MDFA Lien.

(n)           Notices.   For so long as the Subscribers hold any Securities, the Company will maintain as United States address and United States fax number for notices purposes under the Transaction Documents.

                                (o)           Default and Acceleration.  Notwithstanding the foregoing, the occurrence of any of the items in this Section 9, among others set forth in the Note, shall cause an acceleration and right of repayment of the Note with interest.  Any acceleration of the Note may only be called upon affirmative consent of the Agent.

        10.           Covenants of the Company Regarding Indemnification.

(a)           The Company agrees to indemnify, hold harmless, reimburse and defend the Agent, Subscribers, the Subscribers’ officers, directors, agents, Affiliates, members, managers, control persons, and each of their respective advisors and counsel, and principal shareholders, against any claim, cost, expense, liability, obligation, loss or damage (including reasonable legal fees) of any nature, incurred by or imposed upon the Subscriber or any such person which results, arises out of or is based upon (i) any material misrepresentation by Company or breach of any representation or warranty by Company in this Agreement or in any Exhibits or Schedules attached hereto, or other agreement delivered pursuant hereto; or (ii) after any applicable notice and/or cure periods, any breach or default in performance by the Company of any covenant or undertaking to be performed by the Company hereunder, or any other agreement entered into by the Company and Subscriber relating hereto.

If any claim, suit, action or other proceeding to which the indemnity set forth herein applies (“Claim”) is brought against an Indemnified Party, such Indemnified Party shall give the Company prompt notice of such Claim, and the Company shall have the right, at its own expense, to participate in or assume, the defense of such Claim, provided that, the Company shall use counsel reasonably acceptable to the Indemnified Party in defending such Claim. The Indemnified Party may not adjust, settle or compromise any Claim brought against it for which the indemnity set forth herein is sought without the prior written consent of the Indemnifying Party, which shall not be unreasonably withheld.

11.           Note Anti-Dilution.

(a) Anti Dilution.  The initial Conversion Price of the Note shall be $3.00 per share (as amended from time to time, the “Conversion Price”) into shares of Common Stock of the Company or its successor in interest (the “Conversion Shares”).   The Conversion Price shall not be adjustable for issuances of other securities, other than a stock split or stock dividend, or for corporate combinations as provided in the Note.

 12.           Miscellaneous.

(a)           Notices.  All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice.  Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be:

if to the Company, to:
Plures Technologies, Inc.
5279 Parkside Drive
Canandaigua, NY 14424
Fax:
Phone: (585) 905-0554
Attn: David. R. Smith, CEO

with a copy by facsimile only to counsel for the Company at:

Ruskin Moscou Faltischek, P.C.
1425 RXR Plaza
Uniondale, NY 11556
ssieger@rmfpc.com
ph 516.663.6546
fx  516.663 6746
Attn. Stuart M. Sieger, Esq.

If to a Subscriber, then to such subscriber’s address as set forth on the books and records of the Company with a copy to Agent and to Subscriber’s counsel as follows:

RENN Capital Group Inc.
8080 N. Central Expressway,
Ste 210, LB-50
Dallas Texas 75206
Phone:  (214) 891-8924
Fax:  (214) 891-8106
Attn:  Russell Cleveland, President
    With a copy to:
                Levy International Law, LLC
               c/o 590 Madison Avenue, 21st Floor
               New York, New York 10022
Attention: Ron Levy, Esq.
Fax: (646)219-1574
E-mail: RLevy@LevyLawNY.com

(b)           Entire Agreement; Assignment.  This Agreement and other documents delivered in connection herewith represent the entire agreement between the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by all parties hereto.  Neither the Company nor the Subscribers have relied on any representations not contained or referred to in this Agreement and the documents delivered herewith.   No right or obligation of the Company shall be assigned without prior notice to and the written consent of the Subscribers. No right or obligation of any Subscriber shall be assigned without prior notice to and the written consent of the Company.  Notwithstanding the foregoing or anything in this Agreement to the contrary, this Agreement and Schedule A hereto, may be amended from time to time by the Company, Subsidiaries and Agent, without consent of the Subscribers, for the sole purpose of accepting additional subscribers and subsequent Closings until the maximum offering amount has been sold.

(c)           Counterparts/Execution.  This Agreement may be executed in any number of counterparts and by the different signatories hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument.  This Agreement may be executed by facsimile signature and delivered by facsimile transmission.

(d)           Law Governing this Agreement.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of laws. Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the federal courts located in the state and county of New York.  The parties to this Agreement hereby irrevocably waive any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon forum non conveniens.  The parties executing this Agreement and other agreements referred to herein or delivered in connection herewith on behalf of the Company agree to submit to the in personam jurisdiction of such courts and hereby irrevocably waive trial by jury.  The prevailing party shall be entitled to recover from the other party its reasonable attorney’s fees and costs.  In the event that any provision of this Agreement or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law.  Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of any agreement.  The Notes reflect an investment by the Subscribers and, are deemed an irrevocable instrument for the payment of money only, actionable and enforceable, among other remedies, by Agent or by any owner of a Note independently or together, by Summary Proceeding in Lieu of Complaint pursuant to CPLR rule 3213 or similar proceeding, as well as through conventional proceeding.

(e)           Specific Enforcement, Consent to Jurisdiction.  The Company and Subscriber acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with specific terms or were otherwise breached.  It is accordingly agreed that the parties shall be entitled to seek an injunction or injunctions to prevent or cure breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof, this being in addition to any other remedy to which any of them may be entitled by law or equity.  Subject to Section 12(d) hereof, the Company hereby irrevocably waives, and agrees not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction in New York of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper.  Nothing in this Section shall affect or limit any right to serve process in any other manner permitted by law.

(f)           Independent Nature of Subscribers.     The Company acknowledges that the obligations of each Subscriber under the Transaction Documents are several and not joint with the obligations of any other Subscriber, and no Subscriber shall be responsible in any way for the performance of the obligations of any other Subscriber under the Transaction Documents. Nothing herein is deemed to imply or impute upon any subscriber any obligation to invest further or invest any amounts other than the amount subscribed for hereby.  The Company acknowledges that each Subscriber has represented that the decision of each Subscriber to purchase Securities has been made by such Subscriber independently of any other Subscriber and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company which may have been made or given by any other Subscriber or by any agent or employee of any other Subscriber, and no Subscriber or any of its agents or employees shall have any liability to any Subscriber (or any other person) relating to or arising from any such information, materials, statements or opinions.  The Company acknowledges that nothing contained in any Transaction Document, and no action taken by any Subscriber pursuant hereto or thereto (including, but not limited to, the (i) inclusion of a Subscriber in a registration statement and (ii) review by, and consent to, any such registration statement by a Subscriber) shall be deemed to constitute the Subscribers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Subscribers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents.  The Company acknowledges that, in the event that no Agent is acting on its behalf, each Subscriber shall be entitled to independently protect and enforce its rights, including without limitation, the rights arising out of the Transaction Documents, and it shall not be necessary for any other Subscriber to be joined as an additional party in any proceeding for such purpose.  The Company acknowledges that it has elected to provide all Subscribers with the same terms and Transaction Documents for the convenience of the Company and not because Company was required or requested to do so by the Subscribers.  The Company acknowledges that such procedure with respect to the Transaction Documents in no way creates a presumption that the Subscribers are in any way acting in concert or as a group with respect to the Transaction Documents or the transactions contemplated thereby.

(g)           [Omitted.]

(h)           Consent.   As used in the Agreement, “consent of the Subscribers” or “Consent of the “Majority of Note Holders” or similar language means the consent of holders of greater than 70% of the total Principal Amount of Notes and interest outstanding on the date consent is requested.

(i)           Equal Treatment.   No consideration shall be offered or paid to any person to amend or consent to a waiver or modification of any provision of the Transaction Documents unless the same consideration is also offered and paid to all the Subscribers and their permitted successors and assigns.

(j)           Maximum Payments.   Nothing contained herein or in any document referred to herein or delivered in connection herewith shall be deemed to establish or require the payment of a rate of interest or other charges in excess of the maximum permitted by applicable law.  In the event that the rate of interest, conversion rate or dividends required to be paid or other charges hereunder exceed the maximum permitted by such law, any payments in excess of such maximum shall be credited against amounts owed by the Company to the Subscriber and thus refunded to the Company.

(k)           Calendar Days.   All references to “days” in the Transaction Documents shall mean calendar days unless otherwise stated.  The terms “business days” and “trading days” shall mean days that the New York Stock Exchange is open for trading for three or more hours.  Time periods shall be determined as if the relevant action, calculation or time period were occurring in New York City.  Any deadline that falls on a non-business day in any of the Transaction Documents shall be automatically extended to the next business day and interest, if any, shall be calculated and payable through such extended period.

(l)           Captions: Certain Definitions.  The captions of the various sections and paragraphs of this Agreement have been inserted only for the purposes of convenience; such captions are not a part of this Agreement and shall not be deemed in any manner to modify, explain, enlarge or restrict any of the provisions of this Agreement.  As used in this Agreement the term “person” shall mean and include an individual, a partnership, a joint venture, a corporation, a limited liability company, a trust, an unincorporated organization and a government or any department or agency thereof.

(m)           Severability.  In the event that any term or provision of this Agreement shall be finally determined to be superseded, invalid, illegal or otherwise unenforceable pursuant to applicable law by an authority having jurisdiction and venue, that determination shall not impair or otherwise affect the validity, legality or enforceability: (i) by or before that authority of the remaining terms and provisions of this Agreement, which shall be enforced as if the unenforceable term or provision were deleted, or (ii) by or before any other authority of any of the terms and provisions of this Agreement.

(n)           Successor Laws.  References in the Transaction Documents to laws, rules, regulations and forms shall also include successors to and functionally equivalent replacements of such laws, rules, regulations and forms.

[Signature Pages, Schedules and Exhibits Follow]

 LIST OF EXHIBITS AND SCHEDULES

Schedule A                            Schedule of Subscribers

Exhibit A                                Form of 2% Secured Convertible Note

Exhibit B                                Form of Common Stock Purchase Warrant

Exhibit C                                Form of Subsidiary Guaranty

Exhibit D                                Form of Pledge and Security Agreement

Company Disclosure Schedules

Schedule 5(d)                          Outstanding Shares, Other Issuances, Derivatives

Schedule 5(o)                          Undisclosed Liabilities

Schedule 9(l)(i)                        Permitted Liens

SUBSCRIBER SIGNATURE PAGE
(for Corporation, Partnership, Trust or Other Entities)

This Securities Purchase Agreement of Plures Technologies, Inc. is hereby executed and entered into by the below Subscriber.  Subscriber hereby further consents to the appointment of Agent as provided in the within Securities Purchase Agreement and related Transaction Documents.

Principal Amount of Notes:$637,498.50 No. of Warrants: 212,500 Purchase Price $637,498.50
RENN US Growth Investment Trust PLC
Name of Entity

Corporation
Type of Entity (i.e., corporation, partnership, etc.)

Tax Identification or Social Security Number

United Kingdom
State of Formation of Entity

RENN Capital Group, Inc., as Investment Adviser
Name of Signatory Typed or Printed

By
Name: Russell Cleveland
Title:   President of Renn Capital Group, Inc.

Address to Which Correspondence Should Be Directed (if different from above)
RENN Capital Group, Inc.
Attn: Rene Jones
8080 N. Central Expressway,
Ste 210, LB-50
Dallas Texas 75206
Phone:  (214) 891-8924

Fax:  (214) 891-8106

All Original Securities to:
Frost National Bank
100 W. Houston Street
Attn: Henri Domingues T-8
San Antonio, TX 78205
Tel: (210)220-5216
FaxL210)220-5213
hdomingues@frostbank.com
Note: Securities to be issued I/n/o “The Frost National Bank, FBO RENN US Growth Investment Trust PLC, Trust No. W00740100”

SUBSCRIBER SIGNATURE PAGE
(for Corporation, Partnership, Trust or Other Entities)

This Securities Purchase Agreement of Plures Technologies, Inc. is hereby executed and entered into by the below Subscriber.  Subscriber hereby further consents to the appointment of Agent as provided in the within Securities Purchase Agreement and related Transaction Documents.

Principal Amount of Notes:$112,500.50 No. of Warrants: 37,500 Purchase Price $112,500.50
RENN Global Entrepreneurs Fund, Inc.
Name of Entity

Corporation
Type of Entity (i.e., corporation, partnership, etc.)

Tax Identification or Social Security Number

United Kingdom
State of Formation of Entity

Renn Capital Group, Inc., as Investment Adviser
Name of Signatory Typed or Printed

By
Name: Russell Cleveland
Title:   President of Renn Capital Group, Inc.

Address to Which Correspondence Should Be Directed (if different from above)
RENN Capital Group, Inc.
Attn: Rene Jones
8080 N. Central Expressway,
Ste 210, LB-50
Dallas Texas 75206
Phone:  (214) 891-8924

Fax:  (214) 891-8106

All Original Securities to:
Frost National Bank
100 W. Houston Street
Attn: Henri Domingues T-8
San Antonio, TX 78205
Tel: (210)220-5216
FaxL210)220-5213
hdomingues@frostbank.com
Note: Securities to be issued I/n/o “The Frost national Bank, FBO RENN Global Entrepreneurs Fund, Inc., Trust No. W00740000”

SUBSCRIBER SIGNATURE PAGE
(for Corporation, Partnership, Trust or Other Entities)

This Securities Purchase Agreement of Plures Technologies, Inc. is hereby executed and entered into by the below Subscriber.  Subscriber hereby further consents to the appointment of Agent as provided in the within Securities Purchase Agreement and related Transaction Documents.

Principal Amount of Notes:$250,000 No. of Warrants: 83,333 Purchase Price $250,000
Cedarview Opportunities Master Fund, L.P. Name of Entity

Cayman Islands Limited Partnership
Type of Entity (i.e., corporation, partnership, etc.)

Tax Identification or Social Security Number

Cayman Islands
State of Formation of Entity

Name of Signatory Typed or Printed

Its:
Title

Address to Which Correspondence Should Be Directed (if different from above) Burton Weinstein, Manager Cedarview Capital One Penn Plaza, 45th Floor New York New York 10119 Fax:212-375-6030
Phone: (212)375-6002

SUBSCRIBER SIGNATURE PAGE
(For Individual Subscribers)

           This Securities Purchase Agreement of Plures Technologies, Inc. is hereby executed and entered into by the below Subscriber.  Subscriber hereby further consents to the appointment of Agent as provided in the within Securities Purchase Agreement and related Transaction Documents.

Principal Amount of Notes:$33,333.33 No. of Warrants:11,111 Purchase Price $33,333.33	Signature (Individual) Glen Fricano Name (Print) Street address City, State and Zip Code

Tax Identification or Social Security Number ( ) Telephone Number ( ) Facsimile Number

Address to Which Correspondence Should Be Directed (if different from above) ____________________________________ c/o Name ____________________________________ Street Address

____________________________________ City, State and Zip Code (______)____________________________ Telephone Number (______)____________________________ Facsimile Number

SUBSCRIBER SIGNATURE PAGE
(For Individual Subscribers)

This Securities Purchase Agreement of Plures Technologies, Inc. is hereby executed and entered into by the below Subscriber.  Subscriber hereby further consents to the appointment of Agent as provided in the within Securities Purchase Agreement and related Transaction Documents.

Principal Amount of Notes:$33,333.33 No. of Warrants:11,111 Purchase Price $33,333.33	Signature (Individual) David Smith Name (Print) Street address City, State and Zip Code

Tax Identification or Social Security Number ( ) Telephone Number ( ) Facsimile Number

Address to Which Correspondence Should Be Directed (if different from above) ____________________________________ c/o Name ____________________________________ Street Address
____________________________________ City, State and Zip Code (______)____________________________ Telephone Number (______)____________________________ Facsimile Number

SUBSCRIBER SIGNATURE PAGE
(For Individual Subscribers)

This Securities Purchase Agreement of Plures Technologies, Inc. is hereby executed and entered into by the below Subscriber.  Subscriber hereby further consents to the appointment of Agent as provided in the within Securities Purchase Agreement and related Transaction Documents.

Principal Amount of Notes:$33,333.34 No. of Warrants:11,112 Purchase Price $33,333.34	___________________________________ (Individual) Stuart M. Sieger Name (Print) Street address City, State and Zip Code

Tax Identification or Social Security Number ( ) Telephone Number ( ) Facsimile Number

Address to Which Correspondence Should Be Directed (if different from above) ____________________________________ c/o Name ____________________________________ Street Address
____________________________________ City, State and Zip Code (______)____________________________ Telephone Number (______)____________________________ Facsimile Number

ACCEPTANCE PAGE TO CONVERTIBLE SECURITIES PURCHASE AGREEMENT OF
PLURES TECHNOLOGIES, INC.

The foregoing subscriptions for 2% Secured Convertible Promissory Notes for a principal amount and at a purchase price of $1,100,000 (the “Purchase Price”), along with Warrants to purchase 333,337 shares of Common Stock,  in accordance with the foregoing Securities Purchase Agreement, to such Subscribers and in such amounts as set forth on Schedule A annexed hereto, is AGREED AND ACCEPTED.

PLURES TECHNOLOGIES, INC.

By:   _____________________________________________________________
Name:
Title:

           -Accepted and Agreed to by Agent-

           RENN Capital Group Inc.

           By:___________________________
           Name: Russell Cleveland
           Title: President

Schedule A

Schedule of Subscribers

First Closing October 15, 2012

Name of Subscriber / Secured Creditor	Principal Amount of 2% Secured Convertible Notes	Number of Warrants
RENN US Growth Investment Trust PLC The Frost National Bank, FBO RENN US Growth Investment Trust PLC, Trust No. W00740100	$637,498.50	212,500
RENN Global Entrepreneurs Fund, Inc. The Frost National Bank, FBO RENN Global Entrepreneurs Fund, Inc., Trust No. W00740000	$112,500.50	37,500
Cedarview Opportunities Master Fund, LP	$250,000.00	83,333
Glen Fricano	$33,333.33	11,111
David Smith	$33,333.33	11,111
Stuart M. Sieger	$33,333.34	11,112
Total	$1,100,000	366,667

Schedules and Exhibits

EXHIBIT A

Form of

2% Secured Convertible Note

Schedules and Exhibits

EXHIBIT B

Form of

Common Stock Purchase Warrant

Schedules and Exhibits

EXHIBIT C

Form of Subsidiary Guaranty

Schedules and Exhibits

EXHIBIT D

Form of Pledge and Security Agreement

Schedules and Exhibits

Schedule 5(d)

Schedules and Exhibits

Schedule 9(l)(i)
Permitted Liens

MDFA Lien

Schedules and Exhibits

Schedules and Exhibits